UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21935

SPECIAL VALUE CONTINUATION PARTNERS, LP
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE CONTINUATION PARTNERS, LP
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2007

Date of reporting period: JUNE 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)
June 30, 2007

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Semi-Annual Report
(Unaudited)

June 30, 2007

Contents

Unaudited Financial Statements

Statement of Assets and Liabilities	2
Statement of Investments	3
Statement of Operations	7
Statements of Changes in Net Assets	8
Statement of Cash Flows	9
Notes to Financial Statements	10

Supplemental Information (Unaudited)

Portfolio Asset Allocation	23
Schedule of Changes in Investments in Affiliates	24

Special Value Continuation Partners, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Assets and Liabilities (Unaudited)

June 30, 2007

	Cost	Fair Value
Assets
Investments in securities of unaffiliated issuers
Debt securities	$258,546,035	$257,064,845
Equity securities	55,155,750	65,515,435
Total investments in securities of unaffiliated issuers	313,701,785	322,580,280

Investments in securities of affiliates
Debt securities	126,957,903	130,554,751
Equity securities	145,184,868	212,126,937
Total investments in securities of affiliates	272,142,771	342,681,688

Total investments	585,844,556	665,261,968

Cash and cash equivalents		194,750,385
Receivable for investment securities sold		7,520,924
Accrued interest income on securities of unaffiliated issuers		8,338,204
Accrued interest income on securities of affiliates		3,700,983
Prepaid expenses and other assets		570,499
Receivable from parent		373,789
Deferred debt issuance costs		3,121,827
Total assets		883,638,579

Liabilities
Credit facility payable		266,000,000
Distributions payable to common limited partner		31,200,000
Distributions payable to general partner		7,800,000
Interest payable		2,496,231
Unrealized loss on derivative instruments (Note 2)		2,196,055
Management and advisory fees payable		690,599
Director fees payable		26,833
Accrued expenses and other liabilities		673,950
Total liabilities		311,083,668

Preferred limited partnership interests
Series A preferred interests; $20,000/interest liquidation preference;
6,700 interests authorized, issued and outstanding		134,000,000
Accumulated distributions on Series A preferred interests		2,058,635
Total preferred limited partnership interests		136,058,635

Net assets applicable to common limited and general partners		$436,496,276

Composition of net assets applicable to common limited and general partners
Paid-in capital		$361,346,809
Distributions in excess of net investment income		(24,884,988)
Accumulated net realized gain on investments		24,860,181
Accumulated net unrealized gain on investments		77,232,909
Accumulated distributions to preferred limited partners		(2,058,635)
Net assets applicable to common limited and general partners		$436,496,276

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited)

June 30, 2007

Showing Percentage of Total Cash and Investments of the Partnership

Security	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Securities (45.09%)
Bank Debt (31.96%) (1)
Automobiles (5.11%)
EaglePicher Holdings Inc., 3rd Lien Term Loan, LIBOR + 12.5%, due 12/30/11
(Acquired 12/30/05, Amortized Cost $28,004,184) (2)	$28,004,184	$28,844,310	3.35%
Delco Remy International Inc., 1st Lien Term Loan B, LIBOR + 6%, due 6/30/08
(Acquired 12/29/05, Amortized Cost $14,550,000)	$15,000,000	15,150,000	1.76%
Total Automobiles		43,994,310

Buildings and Real Estate (-0.03%)
Realogy Corp. Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, Amortized Cost $(225,000))	$5,000,000	(265,000)	-0.03%

Cable & Other Pay Television Services (3.35%)
Casema Mezzanine Term Loan, EURIBOR+4.5% Cash + 4.75% PIK, due 9/12/16
(Acquired 10/3/06, Amortized Cost $26,262,788) - (Netherlands) (9)	€20,581,851	28,779,257	3.35%

Communications Services, NEC (4.27%)
WildBlue Communications, Inc. 1st Lien Delayed Draw Term Loan,
LIBOR + 4% Cash + 4% PIK, due 12/31/09
(Acquired 9/29/06, Amortized Cost $17,763,726)	$17,606,145	17,430,084	2.03%
WildBlue Communications, Inc. 2nd Lien Delayed Draw Term Loan,
LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 9/29/06, Amortized Cost $18,756,191)	$19,391,550	19,294,592	2.24%
Total Communication Services, NEC		36,724,676

Computer Communications Equipment (0.70%)
Enterasys Network Distribution Ltd. Senior Secured Note, LIBOR + 9%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $1,088,826) - (Ireland)	$1,099,824	1,121,821	0.13%
Enterasys Networks, Inc. Senior Secured Note, LIBOR + 9%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $4,774,082)	$4,822,306	4,918,752	0.57%
Total Computer Communications Equipment		6,040,573

Diversified/Conglomerate Manufacturing (2.95%)
Celerity, Inc. Senior Secured Notes, LIBOR + 8%, due 12/23/08
(Acquired 12/23/04 and 2/2/06, Amortized Cost $25,087,417) (2)	$25,087,417	25,338,291	2.95%

Diversified/Conglomerate Service (0.12%)
Anacomp Inc. Promissory Note, LIBOR + 6.5% PIK, due 8/31/09
(Acquired 5/24/07, Amortized Cost $1,000,000) (2), (5), (6)	$1,000,000	1,000,000	0.12%

Ecological (3.66%)
ESP Holdings Inc., 1st Lien Revolver, LIBOR + 4.5%, due 12/12/08
(Acquired 4/27/07, Amortized Cost $505,000)	$5,000,000	505,000	0.06%
ESP Holdings Inc., 1st Lien Term Loan, LIBOR + 3.5%, due 12/12/08
(Acquired 4/25/07 and 4/27/07, Amortized Cost $9,484,904)	$9,387,179	9,363,711	1.09%
ESP Holdings Inc., 2nd Lien Term Loan, LIBOR + 10%, due 12/12/10
(Acquired 12/11/03, 12/12/03, 12/16/03, 3/3/04, 3/25/04 and 12/1/04, Amortized Cost $35,847,669)	$35,689,500	21,547,536	2.51%
Total Ecological		31,416,247

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

June 30, 2007

Showing Percentage of Total Cash and Investments of the Partnership

Security	Principal Amount or Shares	Fair Value	Percent of Cash and Investments

Debt Securities (continued)
Telephone Communications (11.74%)
Global Crossing Limited Tranche B Term Loan, LIBOR +6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $8,573,897)	$8,573,897	$8,584,615	1.00%
Integra Telecom, Inc. 2nd Lien Senior Secured Term Loan, LIBOR + 7% Cash + 4% PIK, due 7/31/12
(Acquired 8/3/06, Amortized Cost $26,993,020)	$28,231,782	29,925,689	3.48%
Interstate Fibernet, Inc. 1st Lien Senior Secured Note, LIBOR + 8% Cash + 0.5% PIK, due 7/25/09
(Acquired 7/26/05, Amortized Cost $40,104,785) (2)	$40,104,785	41,558,583	4.83%
Interstate Fibernet, Inc. 3rd Lien Senior Secured Note, LIBOR + 7.5% Cash + 4.5% PIK, due 9/25/09
(Acquired 7/26/05 and 3/28/06, Amortized Cost $19,434,524) (2)	$21,530,997	20,885,067	2.43%
Total Telephone Communications		100,953,954

Utilities (0.09%)
La Paloma Generating Co. Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $2,519,292) (3)	$23,218,324	785,638	0.09%

Total Bank Debt (Cost $280,525,307)		274,767,946

Corporate Debt Securities (13.13%)
Automobiles (0.03%)
Delco Remy International Inc. Senior Subordinated Notes, 11%, due 5/1/09	$270,000	268,013	0.03%

Containers, Packaging and Glass (1.71%)
Pliant Corp. Senior Secured Notes, 11.125%, due 9/1/09	$14,620,000	14,336,811	1.67%
Pliant Corp. Notes, 13% PIK, due 7/15/10	$521,319	326,982	0.04%
Total Containers, Packaging and Glass		14,663,793

Diversified/Conglomerate Manufacturing (1.50%)
International Wire Group Senior Secured Notes, 10%, due 10/15/11 (2), (5)	$12,240,000	12,928,500	1.50%

Leisure, Amusement, Motion Pictures and Entertainment (7.62%)
Bally Total Fitness Holdings, Inc. Senior Subordinated Notes, 9.875%, due 10/15/07 (3)	$66,136,000	65,497,788	7.62%

Miscellaneous Securities (2.27%) (4)	$26,311,000	19,493,556	2.27%

Total Corporate Debt Securities (Cost $104,978,631)		112,851,650

Total Debt Securities (Cost $385,503,938)		387,619,596

Equity Securities (32.28%)
Aerospace and Defense (0.19%)
Pemco Aviation Group, Inc. Common Stock
(Acquired 3/12/02, 3/13/02 and 12/11/02, Cost $3,550,121) (3), (5)	164,636	1,631,543	0.19%

Automobiles (4.12%)
EaglePicher Holdings Inc. Common Stock
(Acquired 3/9/05, Cost $24,285,461) (2), (3), (5), (6), (7)	1,312,720	35,390,931	4.12%

Buildings and Real Estate (3.56%)
Owens Corning, Inc. Common Stock (3)	910,755	30,628,691	3.56%

Communication Services, NEC (0.07%)
WildBlue Communications, Inc. Non-Voting Warrants
(Acquired 10/23/06, Cost $673,094) (3), (5)	1,573,826	642,121	0.07%

Containers, Packaging and Glass (0.20%)
Pliant Corporation Common Stock (3)	422	422	0.00%
Pliant Corporation 13% Preferred Stock	3,722,000	1,681,972	0.20%
Total Containers, Packaging and Glass		1,682,394

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

June 30, 2007

Showing Percentage of Total Cash and Investments of the Partnership

Security	Shares	Fair Value	Percent of Cash and Investments

Equity Securities (continued)
Diversified/Conglomerate Manufacturing (6.97%)
Celerity Holding Co., Inc. Common Stock
(Acquired 12/23/04, 9/8/05 and 2/1/06, Cost $12,135,924) (2), (3), (5), (6)	2,427,185	$14,314,322	1.66%
International Wire Group, Inc. Common Stock
(Acquired 10/20/04, Cost $29,012,690) (2), (3), (5), (6)	1,979,441	45,527,143	5.29%
Kinetics Holdings, LLC Units
(Acquired 1/7/05, Cost $2,587,349) (3), (5)	3,384,000	169,200	0.02%
Total Diversified/Conglomerate Manufacturing		60,010,665

Diversified/Conglomerate Service (1.22%)
Anacomp, Inc. Common Stock
(Acquired during 2002, 2005 and 2006, Cost $26,711,048) (2), (3), (5), (6)	1,253,969	10,501,990	1.22%

Ecological (0.00%)
ESP Holdings, Inc. Common Stock
(Acquired 12/9/02 and 12/10/02, Cost $0) (3), (5)	45,633	-	0.00%

Leisure, Amusement, Motion Pictures and Entertainment (0.01%)
Bally Total Fitness Holdings, Inc. Common Stock
(Acquired 8/24/05 and 4/3/06, Cost $661,361) (3), (5), (8)	293,938	105,818	0.01%

Personal, Food and Miscellaneous Services (4.08%)
Information Resources, Inc. Series A Restricted Preferred Stock
(Acquired 11/10/04, Cost $1) (2), (5), (6)	8,334,074	18,001,600	2.09%
Information Resources, Inc. Series A Preferred Stock
(Acquired 11/10/04, Cost $1) (2), (5), (6)	7,921,579	17,110,612	1.99%
Total Personal, Food and Miscellaneous Services		35,112,212

Personal Transportation (7.51%)
SVC Partners Corp. 2 Common Stock
(Acquired 5/15/07, Cost $51,316,937) (2), (5), (10)	100	64,600,000	7.51%

Telephone Communications (1.14%)
Integra Telecom, Inc., Warrants to purchase various Common and Preferred Stock
(Acquired 7/31/06, Cost $820,222) (3), (5)	2,452,565	3,100,042	0.36%
Interstate Fibernet, Inc. Warrants for Convertible Preferred Stock
(Acquired 7/26/05 and 7/28/06, Cost $1,722,806) (2), (3), (5), (6)	5,952,777	6,680,339	0.78%
Total Telephone Communications		9,780,381

Utilities (1.47%)
Mach Gen, LLC Common Units
(Acquired 2/21/07, Cost $1,508,332) (3), (5)	8,416	11,141,101	1.30%
Mach Gen, LLC Warrants to purchase Warrant Units
(Acquired 2/21/07, Cost $387,063) (3), (5)	2,098	1,468,600	0.17%
Total Utilities		12,609,701

Miscellaneous Securities (1.74%)	350,432	14,945,925	1.74%

Total Equity Securities (Cost $200,340,618)		277,642,372

Total Investment in Securities (Cost $585,844,556)		665,261,968

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

June 30, 2007

Showing Percentage of Total Cash and Investments of the Partnership

Security	Principal Amount	Fair Value	Percent of Cash and Investments

Cash and Cash Equivalents (22.63%)
American Express Credit Corporation Commercial Paper, 5.24%, due 7/20/07	$30,000,000	$29,869,000	3.47%
Bear Stearns Commercial Paper, 5.24%, due 7/19/07	$30,000,000	29,873,367	3.47%
Citigroup Commercial Paper, 5.28%, due 7/12/07	$30,000,000	29,938,400	3.47%
GECC Commercial Paper, 5.28%, due 7/12/07	$20,000,000	19,958,933	2.32%
Rabobank Commercial Paper, 5.32%, due 7/2/07	$41,000,000	40,981,823	4.77%
UBS Finance Commercial Paper, 5.35%, due 7/2/07	$41,000,000	40,981,721	4.77%
Wells Fargo Bank Overnight REPO	$1,876,889	1,876,889	0.22%
Cash Held on Account at Various Institutions	$1,270,252	1,270,252	0.14%
Total Cash and Cash Equivalents		194,750,385

Total Cash and Investments in Securities		$860,012,353	100.00%

Notes to Statement of Investments:

(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(3)	Non-income producing security.

(4)	Miscellaneous Securities is comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	The Partnership's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3.

(9)	Principal amount denominated in Euros. Amortized cost and fair value converted from Euros to US dollars.

(10)	Investment is wholly owned by the Partnership.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $176,909,171 and
$183,820,605, respectively. Aggregate purchases includes securities received as payment in-kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of June 30, 2007 was $454,481,808, or 52.8% of total cash and investments of the Partnership.

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Operations (Unaudited)

Six Months Ended June 30, 2007

Investment income
Interest income from investments in securities of unaffiliated issuers	$21,729,761
Interest income from investments in affiliates	11,931,131
Dividend income from affiliates	5,613,198
Income from original issue discount	112,368
Other income - unaffiliated issuers	412,644
Other income - affiliates	8,730
Total interest and related investment income	39,807,832

Operating expenses
Interest expense	4,674,697
Management and advisory fees	4,143,594
Amortization of deferred debt issuance costs	254,493
Legal fees, professional fees and due diligence expenses	167,256
Commitment fees	108,867
Director fees	57,667
Insurance expense	57,457
Other operating expenses	464,582
Total expenses	9,928,613

Net investment income	29,879,219

Net realized and unrealized gain on investments
Net realized gain from:
Investments in securities of unaffiliated issuers	2,213,422
Investments in securities of affiliated issuers	22,646,759
Net realized gain on investments	24,860,181

Net change in net unrealized appreciation on investments
Net unrealized appreciation, beginning of period	85,944,117
Net unrealized appreciation, end of period	77,232,909
Net change in unrealized appreciation on investments	(8,711,208)
Net realized and unrealized gain on cash and investments	16,148,973

Distributions to preferred limited partners	(4,145,994)
Net change in reserve for distributions to preferred limited partners	28,567

Net increase in net assets applicable to common limited
and general partners resulting from operations	$41,910,765

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)
Statements of Changes in Net Assets

	Six Months Ended June 30, 2007 (unaudited)
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners
beginning of period	$447,785,511	$434,209,178	$13,576,333

Net investment income	29,879,219	23,903,375	5,975,844
Net realized gain on investments	24,860,181	19,888,145	4,972,036
Net change in unrealized appreciation on cash and investments	(8,711,208)	(6,968,966)	(1,742,242)
Distributions to preferred limited partners from
net investment income	(4,145,994)	(3,316,795)	(829,199)
Net change in reserve for distributions to preferred
limited partners	28,567	22,854	5,713
Net increase in net assets applicable to common limited and
general partners resulting from operations	41,910,765	33,528,612	8,382,153

Distributions to common limited and general partners from
net investment income	(53,200,000)	(42,560,000)	(10,640,000)

Net assets applicable to common limited and general partners, end of period (including distributions in excess of net investment
income of $24,884,988, $19,907,992, and $4,976,997, respectively)	$436,496,276	$425,177,790	$11,318,486

	July 31, 2006 (Inception) to December 31,2006
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners
beginning of period	$-	$-	$-

Capital contributions (including contributed securities with unrealized gains of $67,371,951, $57,608,968 and
$9,762,983, respectively)	428,718,760	418,955,777	9,762,983

Net investment income	20,283,109	16,226,487	4,056,622
Net realized gain on investments	7,516,463	6,013,170	1,503,293
Net change in unrealized appreciation on investments	18,572,166	14,857,733	3,714,433
Distributions to preferred limited partners from:
Net investment income	(995,197)	(796,158)	(199,039)
Net realized gain on investments	(422,588)	(338,070)	(84,518)
Net change in reserve for distributions to preferred
limited partners	(2,087,202)	(1,669,762)	(417,440)
Net increase in net assets applicable to common limited and
general partners resulting from operations	42,866,751	34,293,401	8,573,350

Distributions to common limited and general partners from:
Net investment income	(16,706,126)	(13,364,901)	(3,341,225)
Net realized gain on investments	(7,093,874)	(5,675,099)	(1,418,775)
Total distributions to common limited and general partners	(23,800,000)	(19,040,000)	(4,760,000)

Net assets applicable to common limited and general partners, end of period (including accumulated net investment income
of $2,581,787, $2,065,428, and $516,358, respectively)	$447,785,511	$434,209,178	$13,576,333

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Cash Flows (Unaudited)

Six Months Ended June 30, 2007

Operating activities
Net increase in net assets applicable to common limited and general partners
resulting from operations	$41,910,765
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash provided by operating activities:
Net realized gain on investments	(24,860,181)
Net change in unrealized appreciation on cash and investments	8,711,208
Distributions paid to preferred limited partners	4,145,994
Decrease in reserve for distributions to preferred limited partners	(28,567)
Income from original issue discount	(112,368)
Income from paid in-kind capitalization and other non-cash income	(6,217,524)
Amortization of deferred debt issuance costs	254,493
Changes in assets and liabilities:
Purchases of investment securities	(170,691,647)
Proceeds from sales, maturities and paydowns of investment securities	183,820,605
Decrease in receivable for investment securities sold	1,478,251
Increase in accrued interest income on securities of unaffiliated issuers	(2,805,119)
Decrease in accrued interest income on securities of affiliates	386,650
Increase in prepaid expenses and other assets	(196,727)
Decrease in director fees payable	(12,417)
Decrease in interest payable	(149,387)
Increase in accrued expenses and other liabilities	444,676
Net cash provided by operating activities	36,078,705

Financing activities
Proceeds from draws on credit facility	321,000,000
Principal repayments on credit facility	(321,000,000)
Distributions paid to preferred limited partners	(4,145,994)
Distributions paid to common limited and general partners	(32,200,000)
Net cash used in financing activities	(36,345,994)

Net decrease in cash and cash equivalents	(267,289)
Cash and cash equivalents at beginning of period	195,391,463
Cash and cash equivalents at end of period	$195,124,174

Supplemental cash flow information:
Interest payments	$4,805,992

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited)

June 30, 2007

1. Organization and Nature of Operations

Special Value Continuation Partners, LP (the “Partnership”), a Delaware limited partnership, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

The Certificate of Limited Partnership of the Partnership was filed with the Delaware Secretary of State on July 17, 2006. Investment operations commenced and initial funding was received on July 31, 2006. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Partnership is to achieve high total returns while minimizing losses.

On July 31, 2006, Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC (the “Predecessor Funds” or “SVBFII” and “SVAR”, respectively) contributed 76.5% and 92.7%, respectively, of their assets totaling $428,718,759 to the Partnership in exchange for 100% of the common limited partnership interests and general partnership interests in a non-taxable transaction. SVBFII contributed assets consisting of investment securities of $176,190,903 (including unrealized appreciation of $12,780,545), cash of $32,633,751 and liabilities over other assets of $115,220,209. SVAR contributed assets consisting of investment securities of $481,763,854 (including unrealized appreciation of $54,591,406), cash of $27,718,761 and other liabilities over other assets of $174,368,301. SVBFII and SVAR then contributed their common limited partnership interests in the Partnership to Special Value Continuation Fund, LLC (“SVCF” or the “Common Limited Partner”) in exchange for 100% of SVCF’s common shares, which SVBFII and SVAR then distributed to their respective members who chose to participate in SVCF.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership. Babson Capital Management LLC serves as Co-Manager. TCP is controlled and managed by Tennenbaum & Co., LLC (“Tennenbaum & Co.”) and certain affiliates. Substantially all of the equity interests of the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Partnership, TCP, Tennenbaum & Co., SVOF/MM and their members and affiliates may be considered related parties.

Partnership management consists of the General Partner and the Board of Directors. The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act. The Board of Directors has delegated investment management of the

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2007

1. Organization and Nature of Operations (continued)

Partnership’s assets to the Investment Manager and the Co-Manager. The Board of Directors consists of three persons, two of whom are independent. The holders of the preferred limited interests voting separately as a class will be entitled to elect two of the Partnership’s Directors. The remaining directors of the Partnership will be subject to election by holders of common limited interests and preferred limited interests voting together as a single class.

Partnership Structure

Total initial capitalization of the Partnership is approximately $828.8 million, consisting of approximately $419.0 million of common limited partnership interests (the “Common Interests”) held by SVCF, an approximately $9.8 million initial general partnership interest (the “GP Interest”) held by SVOF/MM, $134 million of preferred limited partnership interests (the “Preferred Interests”) and $266 million under a senior secured revolving credit facility (the “Senior Facility”). The Common Interests, GP Interest, Preferred Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Substantially all of these investments are included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Partnership incurred in connection with its organization and capitalization. At June 30, 2007, there was $266 million outstanding under the Senior Facility.

The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the Common Interests. However, the Partnership Agreement will prohibit liquidation of the Partnership prior to June 30, 2016 if the Preferred Interests are not redeemed in full prior to such liquidation.

Preferred Limited Partnership Interests

At June 30, 2007, the Partnership had 6,700 Series A Preferred Interests issued and outstanding with a liquidation preference of $20,000 per Preferred Interest. The Preferred Interests are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Interests or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of June 30, 2007, the Partnership was in full compliance with such requirements.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2007

1. Organization and Nature of Operations (continued)

The Preferred Interests accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Preferred Interests that are CP Conduits, the higher of (ii) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager and the General Partner, the financial results of the Partnership included herein contain all adjustments necessary to present fairly the financial position of the Partnership as of June 30, 2007, the results of its operations and its cash flows for the six months then ended and the changes in net assets for the six months then ended and for the period from July 31, 2006 (inception) to December 31, 2006. The following is a summary of the significant accounting policies of the Partnership.

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the Preferred Interests. Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At June 30, 2007, all but 2.87% of the investments of the Partnership were valued based on prices from a recognized exchange, nationally recognized third-party pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2007

2. Summary of Significant Accounting Policies (continued)

a)
for semi-liquid investment positions with a value $15 million or greater but less than $30 million, the most recent quote provided by an approved investment banking firm or an approved third-party appraisal;

b)	for semi-liquid investment positions with a value greater than $30 million, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of $15 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Partnership.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors and subject to their approval. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Partnership. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Partnership in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2007
2. Summary of Significant Accounting Policies (continued)

parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for such investments existed, and the differences could be material.

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Investments in Restricted Securities

The Partnership may invest in securities that are subject to legal or contractual

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2007
2. Summary of Significant Accounting Policies (continued)

restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Partnership may invest in securities traded in foreign countries and denominated in foreign currencies. At June 30, 2007, the Partnership held a foreign currency denominated investment with market value of approximately 3.35% of the Partnership’s total cash and investments.  Such position was converted at the closing rate in effect at June 30, 2007 and reported in US dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions.

As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from cash and investments. Net unrealized foreign currency gains of $1,620,704 were included in net unrealized gains on investments at June 30, 2007.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate the currency exchange and interest rate risks associated with the foreign currency denominated investment, the Partnership entered into several interest rate swaps and currency forward transactions during the period ended June 30, 2007.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2007

2. Summary of Significant Accounting Policies (continued)

The Partnership recognizes all derivatives as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

As of June 30, 2007, the aggregate notional amount of the interest rate swaps and the currency forwards were $26,577,512 and $3,579,342 with fair values of ($2,041,066) and ($154,989), respectively. The maturity dates of the interest rate swaps and the currency forwards are September 12, 2016 and September 14, 2009, respectively.

As of June 30, 2007, the following derivatives were outstanding:

Derivatives	Notional Amount	Fair Value		Percent of Cash and Investments
Cross Currency Basis Swaps
Pay Euros, receive US dollars, expiring September 12, 2016	$25,955,658		$(1,822,248)	(0.21)%
Other	$621,854		$(218,818)	(0.03)%
Total Cross Currency Basis Swaps			$(2,041,066)	(0.24)%
Currency Forward
Sell Euros, buy US dollars, expiring September 12, 2007- September 14, 2009	$3,579,342	$	(154,989)	(0.02)%

Total Derivatives			$(2,196,055)	(0.26)%

Debt Issuance Costs

Costs of $3,525,927 were incurred in connection with placing the Partnership’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Partnership’s operations.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2007

2. Summary of Significant Accounting Policies (continued)

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Partnership and expensed to operations at the inception of the Partnership in 2006.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Distributions to the Common Limited Partner

Distributions to the Common Limited Partner are recorded on the distribution declaration date. The amount to be paid out as a distribution is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership. Net realized capital gains are distributed at least annually. The General Partner declared distributions of $42,560,000 and $19,040,000 to the Common Limited Partner during the six months ended June 30, 2007 and the period from July 31, 2006 (inception) through December 31, 2006, respectively.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2007

2. Summary of Significant Accounting Policies (continued)

Income Taxes

The Partnership’s income or loss is reported in the Partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements. The tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss for all tax years since inception are subject to examination by federal and state taxing authorities. No such examinations are currently pending.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at June 30, 2007 were as follows:

Unrealized appreciation	$124,105,221
Unrealized depreciation	(46,872,312)
Net unrealized appreciation	77,232,909

Cost	$585,844,556

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 became effective for the

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2007

2. Summary of Significant Accounting Policies (continued)

Partnership beginning January 1, 2007. The adoption of FIN No. 48 did not have a significant impact on the Partnership’s financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Partnership beginning January 1, 2008. At this time, the Partnership is assessing the potential impact of SFAS No. 157 on the financial statements.

3. Allocations and Distributions

As set forth in the Partnership Agreement, distributions made to the Common Limited Partner and the General Partner with respect to any accounting period are determined as follows:

a)
First, 100% to the Common Limited Partner until the amount distributed to the Common Limited Partner, together with amounts previously distributed to the Common Limited Partner, equals an 8% annual weighted-average return on undistributed capital attributable to the Common Limited Interests;

b)	Then, 100% to the General Partner until the cumulative amount of such distributions equals 25% of all amounts previously distributed to the Common Limited Partner pursuant to clause (a) above; and

c)	All remaining amounts: (i) 80% to the Common Limited Partner and (ii) 20% to the General Partner.

The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions.

Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period is allocated to the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions. As of June 30, 2007, the Partnership’s cumulative annual return exceeded the 8% threshold, and the General Partner had a balance of $11,318,486 in undistributed

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2007

 3. Allocations and Distributions (continued)

performance allocations. During the six months ended June 30, 2007, the Partnership declared $10,640,000 in distributions to the General Partner pursuant to the foregoing distribution provisions.

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.00% of the sum of the amount of the Preferred Interests, the maximum amount available under the Senior Facility, and the net asset value of the Partnership at inception, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Preferred Interests when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total capital is $828.8 million, consisting of an initial Partnership net asset value of $428.8 million, $134 million of Preferred Interests and $266 million of debt. In addition, the General Partner is entitled to a profit allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager and a portion of any allocation paid to the General Partner.

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $266 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit’s cost of funds plus 0.375%, subject to certain limitations. Additionally, advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.375% per annum. In addition to amounts due on outstanding debt, the

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2007

5. Senior Secured Revolving Credit Facility (continued)

Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $106,400,000 in borrowings are outstanding.

During the six months ended June 30, 2007, daily weighted-average debt outstanding was $161,933,702, and the weighted-average interest rate on outstanding debt was 5.4%. As of June 30, 2007 interest payable on amount outstanding under the Senior Facility was $2,496,231. Interest payments made under the Senior Facility totaled $4,805,992 for the six months ended June 30, 2007.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership expects the risk of loss to be remote.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2007

7. Financial Highlights

	Six Months Ended June 30, 2007 (unaudited)		July 31, 2006 (Inception) to December 31, 2006

Return on invested assets (1), (2)	8.3%		8.4%

Gross return to common limited partner (1)	9.7%		10.3%
Less: General Partner profit allocation/adjustment (1)	(2.0%	)	(2.1%	)
Return to common limited partner (1), (3)	7.7%		8.2%

Ratios and Supplemental Data:
Ending net assets attributable to common limited partner	$425,177,790		$434,209,177

Net investment income / average
common limited partner equity (4), (5), (6)	11.0%		10.4%

Expenses and General Partner allocation / average common equity
Operating expenses (4), (6)	4.6%		5.7%
General Partner allocation (1)	1.9%		2.0%
Total expenses and General Partner allocation	6.5%		7.7%

Portfolio turnover rate (1), (7)	25.5%		17.3%
Weighted-average debt outstanding	$161,933,702		$168,292,208
Weighted-average interest rate	5.4%		5.8%

Annualized Inception to Date Performance Data as of June 30, 2007:
Return on common equity (3)	18.2%
Return on invested assets (2)	19.1%
Internal rate of return to common limited partner equity (8)	18.4%

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends to preferred limited partners, allocations to the General Partner, and fund expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year.

(5)	Net of allocation to the General Partner.

(6)	These ratios include interest expense but do not reflect the effect of dividend payments to preferred limited partners.

(7)	Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Partnership.

(8)
Net of dividends to preferred limited partners, allocation to the General Partner and fund expenses, including financing costs, and management fees. Internal rate of return (IRR) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the Partnership at net asset value as of the balance sheet date and is reduced by the organizational costs that were expensed at the inception of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Portfolio Asset Allocation (% of Cash and Investments)
(Unaudited)

June 30, 2007

Special Value Continuation Partners, LP
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1)
(Unaudited)

Six Months Ended June 30, 2007

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Anacomp, Inc. Common Stock	$19,423,980	$-	$-	$10,501,990
Anacomp Inc. Promissory Note, LIBOR + 6.5%, due 8/31/09	-	1,000,000		1,000,000
Celerity Inc. Senior Secured Notes,
LIBOR + 8%, due 12/23/08	25,338,291	-	-	25,338,291
Celerity Holding Co., Inc. Common Stock	13,713,594	-	-	14,314,322
EaglePicher Holdings Inc. 3rd Lien Term Loan,
LIBOR + 12.5%, due 12/30/11	25,891,599	-	-	28,844,310
EaglePicher Holdings Inc. Common Stock	28,381,006	-	-	35,390,931
Immediate FX Holdings, Inc. Class A Common Stock	1,239,263	-	(1,495,600)	-
Information Resources, Inc. Series B Notes,
LIBOR + 7.42%, due 12/12/08	52,333,840	-	(52,333,840)	-
Information Resources, Inc. Series A Restricted Preferred Stock	27,877,478	-	-	18,001,600
Information Resources, Inc. Series A Preferred Stock	26,497,683	-	-	17,110,612
International Wire Group Senior Secured Notes,
10%, due 10/15/11	12,454,200	-	-	12,928,500
International Wire Group, Inc. Common Stock	33,749,469	-	-	45,527,143
Interstate Fibernet, Inc. 1st Lien Senior Secured Note,
LIBOR + 8% Cash and 0.5% PIK, due 7/25/09	40,964,542	-	-	41,558,583
Interstate Fibernet, Inc. 3rd Lien Senior Secured Note,
LIBOR + 7.5% Cash and 4.5% PIK, due 9/25/09	20,113,404	-	-	20,885,067
Interstate Fibernet, Inc. Warrants for Convertible Preferred Stock	5,308,475	-	-	6,680,339
SVC Partners Corp. 2 Common Stock	-	51,316,937	-	64,600,000

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Partnership of 5% or more of the issuer's voting securities.

ITEM 2. CODE OF ETHICS.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Semiannual Shareholder Report in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b) None.

ITEM 12. EXHIBITS.

(a) (1)  Not applicable for filing of Semiannual Reports to Shareholders.

(a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a) (3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Continuation Partners, LP

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: September 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: September 10, 2007

By: /s/ Peyman S. Ardestani
Name: Peyman S. Ardestani
Title: Chief Financial Officer
Date: September 10, 2007